Measures in the Argentine economy (Details Narrative) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2021	Mar. 03, 2022	Feb. 25, 2021
Measures in the Argentine economy (Details Narrative)
Debt Installments		$ 2	$ 2
Description Of Structure Of Staggered Income Tax Rates	The scale consists of three segments: 25% up to an accumulated taxable net income of 5 million Ps.; 30% for the excess of such amount up to 50 million Ps.; and 35% for the excess of such amount